FINANCING RECEIVABLE - Schedule of nonaccrual loans (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
FINANCING RECEIVABLE
Used car financing	$ 8,445	$ 9,838
Financing for installment sales	1,576	1,654
Other financing	1,146	1,243
Financing receivable, net	$ 11,167	$ 12,735